UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

PIONEER NATURAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(972) 444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

TABLE OF CONTENTS

Page

Item 2.02. Results of Operations and Financial Condition	3

Item 9.01. Financial Statements and Exhibits

(d) Exhibits	3

Signature	4

Exhibit Index	5

PIONEER NATURAL RESOURCES COMPANY

Item 2.02.	Results of Operations and Financial Condition

On February 6, 2008, the Company issued the news release, with financial statements and schedules, that is attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter and year ended December 31, 2007, provided an operations update and provided the Company’s financial and operational outlook for future periods based on current expectations.

On February 6, 2008, the Company also issued the news release, with supplemental schedule, that is attached hereto as exhibit 99.2. In the news release, the Company announced its proved reserves as of December 31, 2007, and related information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1 --	News release, dated February 6, 2008, titled "Pioneer Reports Fourth Quarter and Full Year 2007 Results" and financial statements and schedules attached to news release.

99.2 --	News release, dated February 6, 2008, titled "Pioneer Replaces 357% of 2007 Production for $15.40 per Barrel Oil Equivalent" and supplemental schedule attached to news release.

PIONEER NATURAL RESOURCES COMPANY

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: February 6, 2008

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	News release, dated February 6, 2008, titled "Pioneer Reports Fourth Quarter and Full Year 2007 Results" and financial statements and schedules attached to news release.

99.2 (a)	News release, dated February 6, 2008, titled "Pioneer Replaces 357% of 2007 Production for $15.40 per Barrel Oil Equivalent" and supplemental schedule attached to news release.

___________

(a) Furnished herewith.

5